Financial Instruments	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Financial Instruments

NOTE 7—FINANCIAL INSTRUMENTS

a. Warrants for preferred shares

In 2014, as part of a share purchase agreement (the “2014 SPA”), the Company issued warrants (the “A-1 warrants”) for preferred shares.

The warrants were exercisable for Series A-1 preferred shares, in consideration for cash representing the exercise price. In the event that the warrants were exercised in connection with an IPO or M&A event, the holder could elect to convert the warrant on a net share basis. The A-1 warrants were classified as liabilities in accordance with ASC 480, as they were freestanding instruments, exercisable into Series A-1 preferred shares, which were redeemable upon certain events that represent “Deemed Liquidation” events. Accordingly, the A-1 warrants were measured at fair value in every reporting period, and changes in their fair value were recognized in earnings within finance expenses, net.

The fair value of the preferred share warrants as of December 31, 2016 was measured in accordance with the Hybrid Method. The Hybrid Method combines the probabilities of an IPO scenario which was estimated at 20% and a liquidation event scenario which was estimated at 80%. As of December 31, 2016 the fair value of the warrants for preferred shares was determined mainly based on estimation of the Company’s equity value derived from DCF calculation and on assumption relating to the future revenue forecast, clinical success probabilities, relevant discount rates between 10.5%-19% (10.5% for the cash flow expected to be derived from the license agreement with Allergan and 19% for the cash flows expected to be derived from the Company’s internal development) and expected volatility at a rate of 73.93%.

In connection with the completion of the IPO, the Company converted all outstanding warrants into 364,036 Preferred A-1 shares of the Company and subsequently converted all of its preferred shares, including the Preferred A-1 shares, into ordinary shares. See also Note 5 and Note 8.

b. The Company financial instruments measured in fair value and classified as Level 3.

The table below sets forth a summary of the changes in the fair value of the warrants for preferred shares classified as Level 3:

	December 31,
	2017	2016
Balance at beginning of year	$3,612	$872
Changes in fair value of warrants for preferred shares	168	2,740
Issuance of warrants for preferred shares	(3,780)	—
Balance at end of year	$—	$3,612

As of December 31, 2017 and 2016 the fair value of all financial assets and liabilities approximate their carrying amounts.